UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21533

Western Asset Inflation Management Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / APRIL 30, 2008

Western Asset

Inflation Management Fund Inc.

(IMF)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is total return. Current income is a secondary investment objective.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	7

Statement of operations	8

Statements of changes in net assets	9

Statement of cash flows	10

Financial highlights	11

Notes to financial statements	12

Board approval of management and subadvisory agreements	22

Additional shareholder information	28

Dividend reinvestment plan	29

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy was lackluster at best during the six-month reporting period ended April 30, 2008. Third quarter 2007 U.S. gross domestic product (“GDP”)i growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that its preliminary estimate for first quarter 2008 GDP growth was a modest 0.9%. While it was once debated whether or not the U.S. would fall into a recession, it is now looking more likely that the U.S. could experience a mild recession. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first four months of 2008—the longest consecutive monthly decline since early 2003.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed reduced the federal funds rate an additional 25 basis points in October 2007. Then, over the course of the reporting period, the Fed lowered rates on five more occasions, bringing the federal funds rate to 2.00% as of April 30, 2008. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known

Western Asset Inflation Management Fund Inc.	I

Letter from the chairman continued

as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market crisis and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower).

Overall, during the six months ended April 30, 2008, two-year Treasury yields fell from 3.94% to 2.29%. Over the same time frame, 10-year Treasury yields fell from 4.48% to 3.77%. Short-term yields fell sharply in concert with the Fed’s rate cuts while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv during the reporting period. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 4.08%.

Increased investor risk aversion in November 2007 and again in the first quarter of 2008 caused the high-yield bond market to produce weak results over the six-month period ended April 30, 2008. During that period, the Citigroup High Yield Marketvi Index returned -0.62%. While high-yield bond prices rallied in April 2008, several flights to quality dragged down the sector, although default rates continued to be low.

Despite increased investor risk aversion, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 1.90% over the six months ended April 30, 2008. Overall solid demand, an expanding global economy, increased domestic spending and the Fed’s numerous rate cuts supported the emerging market debt asset class.

II	Western Asset Inflation Management Fund Inc.

Performance review

For the six months ended April 30, 2008, Western Asset Inflation Management Fund Inc. returned 5.58% based on its net asset value (“NAV”)viii and 5.71% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Lehman Brothers Global Real Index: U.S. TIPSix, returned 6.88% for the same period. The Lipper General U.S. Government Closed-End Funds Category Averagex returned 4.88% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.41 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of April 30, 2008 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN*
$18.75 (NAV)	5.58%
$16.67 (Market Price)	5.71%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Special shareholder notice

Under the terms of a settlement agreement dated as of February 13, 2006, between the Fund and Karpus Management, Inc. (including certain affiliates thereof), the Fund agreed to commence a tender offer in the second calendar quarter of 2008 for up to 5% of the then-outstanding shares of the Fund at a price equal to at least 98% of the net asset value of the Fund’s shares, as determined as of the close of the regular trading session of the NYSE on the date the tender offer expires, if during the 12 calendar weeks prior to the end of the first calendar quarter of 2008, the shares of the Fund have traded on the NYSE at an average discount from the net asset value of more than 5% as of the last trading day in each week during such 12-week period.

For the tender determination period ended March 31, 2008, Western Asset Inflation Management Fund Inc. traded at an average discount to net asset value of 11.33% and, consequently, will commence a tender offer in the second quarter of 2008 for up to 5% of outstanding shares at a price equal to at least 98% of the net asset value of the Fund’s shares, as determined as of

Western Asset Inflation Management Fund Inc.	III

Letter from the chairman continued

the close of the regular trading session of the NYSE on the date the tender offer expires. Additional information about the dates and terms of the tender will be released by subsequent press releases.*

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “IMF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIMFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 30, 2008

*   This notice is not an offer to purchase nor a solicitation of an offer to sell shares of Western Asset Inflation Management Fund Inc. An offer will be made only by an Offer to Purchase and the related Letter of Transmittal. The Offer to Purchase and the related Letter of Transmittal, when available, should be read by stockholders because they will contain important information. Stockholders may obtain free of charge, when available, the Offer to Purchase and Letter of Transmittal from the website of the Securities and Exchange Commission (www.sec.gov). The Fund will also make available to its stockholders, without charge, the Offer to Purchase and Letter of Transmittal.

IV	Western Asset Inflation Management Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. If interest rates rise, but the rate of inflation does not, the Fund’s performance will be adversely affected. The Fund is subject to the risks associated with inflation-protected securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk, and deflation risk. Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. As interest rates rise, bond prices fall, reducing the value of the Fund. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

viii

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix	The Lehman Brothers Global Real Index: U.S. TIPS represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.
[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

Western Asset Inflation Management Fund Inc.	V

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Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — April 30, 2008

U.S. treasury inflation protected securities
76.8
Mortgage-backed securities
8.1
Corporate bonds & notes
4.7
Preferred stocks
3.7
Sovereign bonds
2.5
U.S. government obligations
2.2
Collateralized mortgage obligations
0.9
Asset-backed securities
0.6
Short-term investment
0.5
0%
20%
40%
60%
80%

Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report	1

Schedule of Investments (unaudited)

April 30, 2008

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FACE AMOUNT	SECURITY	VALUE
	U.S. TREASURY INFLATION PROTECTED SECURITIES — 76.8%
	U.S. Treasury Bonds, Inflation Indexed:
$13,526,832	3.000% due 7/15/12(a)	$ 14,822,459
7,318,375	1.875% due 7/15/13	7,689,446
14,525,358	2.375% due 1/15/25(a)	15,285,674
13,896,234	2.000% due 1/15/26	13,813,732
5,536,937	1.750% due 1/15/28	5,279,990
914,196	3.875% due 4/15/29	1,191,669
	U.S. Treasury Notes, Inflation Indexed:
20,949,938	0.875% due 4/15/10(a)(b)	21,234,731
6,505,223	2.375% due 4/15/11	6,874,193
16,116,359	2.000% due 4/15/12(a)	16,953,668
7,996,079	2.000% due 1/15/14	8,428,371
15,098,451	1.625% due 1/15/15(a)	15,544,338
11,987,235	2.000% due 1/15/16	12,595,036
4,136,306	2.625% due 7/15/17	4,552,199
	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $139,718,454)	144,265,506
ASSET-BACKED SECURITIES — 0.6%
	Home Equity — 0.6%
750,000	Asset-Backed Funding Certificates, 4.345% due 1/25/34(c)‡	485,040
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34(d)(e)	37
500,000	GSAMP Trust, 4.045% due 11/25/34(c)	376,536
423,743	Renaissance Home Equity Loan Trust, 4.795% due 3/25/34(c)	327,241
8,853	SACO I Trust, 3.095% due 4/25/35(c)(d)	6,835
71,380	Sail Net Interest Margin Notes, 5.500% due 3/27/34(d)	8
	TOTAL ASSET-BACKED SECURITIES (Cost — $1,835,032)	1,195,697
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.9%
120,000	American Home Mortgage Investment Trust, 3.695% due 11/25/45(c)	44,145
3,875,688	Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 5.000% due 5/15/24(e)	94,947
4,971,650	Federal National Mortgage Association (FNMA), IO, 5.500% due 7/1/18(c)(e)	911,484
322,526	Merit Securities Corp., 4.386% due 9/28/32(c)(d)	299,410
	Structured Asset Securities Corp.:
104,255	3.995% due 2/25/28(c)	93,861
231,400	3.895% due 3/25/28(c)	199,626
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $1,216,286)	1,643,473

See Notes to Financial Statements.

2	Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FACE AMOUNT	SECURITY	VALUE
CORPORATE BONDS & NOTES — 4.7%
	Capital Markets — 0.5%
$ 1,050,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16(d)	$ 849,127
	Commercial Banks — 0.3%
550,000	Glitnir Banki HF, Subordinated Notes, 6.693% due 6/15/16(c)(d)	395,990
260,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17(d)	242,775
	Total Commercial Banks	638,765
	Consumer Finance — 2.1%
1,500,000	Ford Motor Credit Co., Notes, 4.283% due 1/15/10(c)	1,356,933
1,500,000	General Motors Acceptance Corp., Notes, 5.276% due 12/1/14(c)	1,067,688
	SLM Corp., Medium-Term Notes:
1,000,000	5.560% due 2/1/10(c)	894,980
540,000	5.375% due 1/15/13	463,424
270,000	5.375% due 5/15/14	227,931
	Total Consumer Finance	4,010,956
	Diversified Financial Services — 1.0%
620,000	Bank of America Corp., Notes, 8.000% due 1/30/18(c)(f)	631,834
685,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(c)(f)	700,065
890,000	Residential Capital LLC, Senior Notes, 8.000% due 2/22/11	462,800
100,000	TNK-BP Finance SA, Senior Notes, 7.875% due 3/13/18(d)	99,500
	Total Diversified Financial Services	1,894,199
	Electric Utilities — 0.2%
250,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(d)	266,250
	Independent Power Producers & Energy Traders — 0.4%
	Energy Future Holdings, Senior Notes:
12,000	10.875% due 11/1/17(d)	12,840
348,000	11.250% due 11/1/17(d)(g)	366,270
500,000	TXU Corp., Senior Notes, 6.550% due 11/15/34	380,301
	Total Independent Power Producers & Energy Traders	759,411
	Metals & Mining — 0.2%
360,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	365,256
	Oil, Gas & Consumable Fuels — 0.0%
29,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	30,356
	TOTAL CORPORATE BONDS & NOTES (Cost — $9,888,278)	8,814,320
MORTGAGE-BACKED SECURITIES — 8.1%
	FHLMC — 1.3%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
129,352	7.000% due 6/1/17	135,776

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report	3

Schedule of Investments (unaudited) continued

April 30, 2008

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FACE AMOUNT		SECURITY	VALUE
		FHLMC — 1.3% continued
$ 1,952,981		8.500% due 9/1/24	$ 2,140,782
157,975		6.500% due 8/1/29	165,236
		Total FHLMC	2,441,794
		FNMA — 6.8%
		Federal National Mortgage Association (FNMA):
71,483		5.500% due 1/1/14	73,271
368,552		7.000% due 3/15/15-6/1/32	393,705
5,825,486		6.000% due 1/1/37-7/1/37	5,962,214
5,300,000		5.000% due 5/13/38(h)	5,206,423
1,200,000		5.500% due 5/13/38(h)	1,206,563
		Total FNMA	12,842,176
		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $15,041,852)	15,283,970
FACE AMOUNT†
SOVEREIGN BONDS — 2.5%
		Argentina — 0.1%
		Republic of Argentina:
75,000	EUR	9.750% due 11/26/03(i)	33,857
150,000	EUR	8.500% due 7/1/04(i)	69,466
100,000	EUR	10.250% due 1/26/07(i)	49,035
225,000	EUR	Medium-Term Notes, 9.000% due 5/24/05(d)(i)	105,774
		Total Argentina	258,132
		France — 1.6%
1,598,797	EUR	Government of France, Bonds, 3.150% due 7/25/32	2,895,597
		Mexico — 0.2%
386,000		United Mexican States, Medium-Term Notes, 6.750% due 9/27/34	428,943
		Russia — 0.6%
		Russian Federation:
2,222		8.250% due 3/31/10(d)	2,327
175,000		11.000% due 7/24/18(d)	253,313
510,000		12.750% due 6/24/28(d)	923,538
14,775		7.500% due 3/31/30(d)	16,991
		Total Russia	1,196,169
		TOTAL SOVEREIGN BONDS (Cost — $4,423,165)	4,778,841

See Notes to Financial Statements.

4	Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

FACE AMOUNT	SECURITY	VALUE
U.S. GOVERNMENT OBLIGATIONS — 2.2%
	U.S. Government Obligations — 2.2%
$ 4,041,560	U.S. Treasury Notes, 1.625% due 1/15/18 (Cost — $4,030,841)	$ 4,086,082
SHARES
PREFERRED STOCKS — 3.7%
CONSUMER DISCRETIONARY — 0.1%
	Automobiles — 0.1%
7,600	Ford Motor Co., 7.400%	122,360
2,100	Ford Motor Co., 8.000%	35,973
300	Ford Motor Co., Series F, 7.550%	5,187
	TOTAL CONSUMER DISCRETIONARY	163,520
FINANCIALS — 3.6%
	Capital Markets — 0.2%
330	Lehman Brothers Holdings Inc., 7.250%	403,920
	Diversified Financial Services — 0.8%
55,000	Citigroup Inc., 8.125%	1,394,250
1,000	Preferred Plus, Trust Series FRD-1, 7.400%	15,600
6,800	Saturns, Series F 2003-5, 8.125%	116,212
	Total Diversified Financial Services	1,526,062
	Thrifts & Mortgage Finance — 2.6%
92,925	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%	2,378,880
99,800	Federal National Mortgage Association (FNMA), 8.250%	2,498,992
	Total Thrifts & Mortgage Finance	4,877,872
	TOTAL FINANCIALS	6,807,854
	TOTAL PREFERRED STOCKS (Cost — $6,862,444)	6,971,374
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $183,016,352)	187,039,263
FACE AMOUNT
SHORT-TERM INVESTMENT — 0.5%
	Repurchase Agreement — 0.5%
$ 905,000	Interest in $261,494,000 joint tri-party repurchase agreement dated 4/30/08 with Morgan Stanley, 1.950% due 5/1/08. Proceeds at maturity — $905,049; (Fully collateralized by U.S. government agency obligations, 6.125% due 10/3/22; Market value — $929,506) (Cost — $905,000)	905,000
	TOTAL INVESTMENTS — 100.0% (Cost — $183,921,352#)	$187,944,263

†         Face amount denominated in U.S. dollars, unless otherwise noted.

‡          Security is valued in good faith at fair value by or under direction of the Board of Directors (see Note 1).

(a)    All or a portion of this security is segregated for open futures contracts, extended settlements, swap contracts, reverse repurchase agreements and/or securities traded on a to-be-announced basis (“TBA”).

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report	5

Schedule of Investments (unaudited) continued

April 30, 2008

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

(b)   All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)    Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2008.

(d)   Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)    Illiquid security.

(f)      Security has no maturity date. The date shown represents the next call date.

(g)   Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)   This security is traded TBA basis (See Note 1).

(i)     Security is currently in default.

#         Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

EUR	– Euro
IO	– Interest Only
PAC	– Planned Amortization Class

See Notes to Financial Statements.

6	Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2008

ASSETS:
Investments, at value (Cost — $183,921,352)	$187,944,263
Cash	601
Dividends and interest receivable	1,007,778
Receivable from broker — variation margin on open futures contracts	136,424
Receivable for securities sold	49,586
Receivable for open forward currency contracts	6,065
Principal paydown receivable	3,817
Recievable for open swap contracts	2,859
Prepaid expenses	16,259
Total Assets	189,167,652
LIABILITIES:
Payable for open reverse repurchase agreement	39,040,037
Payable for securities purchased	10,123,408
Swap contracts, at value (premium received $66,385)	200,329
Payable for open forward currency contracts	192,299
Investment management fee payable	86,962
Interest payable	44,163
Directors’ fees payable	11,071
Accrued expenses	135,027
Total Liabilities	49,833,296
TOTAL NET ASSETS	$139,334,356
NET ASSETS:
Par value ($0.001 par value; 7,432,800 shares issued and outstanding; 100,000,000 shares authorized)	$7,433
Paid-in capital in excess of par value	144,672,425
Undistributed net investment income	518,576
Accumulated net realized loss on investments, futures contracts, options written, swap contracts and foreign currency transactions	(9,486,797)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	3,622,719
TOTAL NET ASSETS	$139,334,356
Shares Outstanding	7,432,800
Net Asset Value	$18.75

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report	7

Statement of operations (unaudited)

For the Six Months Ended April 30, 2008

INVESTMENT INCOME:
Interest	$4,225,085
Dividends	34,667
Total Investment Income	4,259,752
EXPENSES:
Investment management fee (Note 2)	478,257
Interest expense (Note 3)	76,721
Shareholder reports	67,543
Audit and tax	28,044
Legal fees	26,866
Directors’ fees	14,810
Transfer agent fees	13,859
Registration fees	9,308
Insurance	2,244
Custody fees	1,662
Miscellaneous expenses	11,440
Total Expenses	730,754
Less: Fees paid indirectly (Note 1)	(607)
Net Expenses	730,147
NET INVESTMENT INCOME	3,529,605
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain from:
Investment transactions	3,245,220
Futures contracts	32,764
Options written	304,323
Swap contracts	15,502
Foreign currency transactions	823
Net Realized Gain	3,598,632
Change in Net Unrealized Appreciation/Depreciation from:
Investments	982,511
Futures contracts	(66,295)
Swap contracts	(115,052)
Foreign currencies	(184,162)
Change in Net Unrealized Appreciation/Depreciation	617,002
Net Gain on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	4,215,634
INCREASE IN NET ASSETS FROM OPERATIONS	$7,745,239

See Notes to Financial Statements.

8	Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report

Statements of changes in net assets

FOR THE SIX MONTHS ENDED APRIL 30, 2008 (unaudited) AND THE YEAR ENDED OCTOBER 31, 2007	2008	2007
OPERATIONS:
Net investment income	$3,529,605	$5,386,324
Net realized gain (loss)	3,598,632	(3,261,666)
Change in net unrealized appreciation/depreciation	617,002	5,211,067
Increase in Net Assets from Operations	7,745,239	7,335,725
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(3,125,688)	(5,933,670)
Decrease in Net Assets from Distributions to Shareholders	(3,125,688)	(5,933,670)
FUND SHARE TRANSACTIONS:
Cost of tendered shares (391,201 and 845,253 tendered shares, respectively) (Note 5)	(7,288,074)	(14,473,982)
Decrease in Net Assets from Fund Share Transactions	(7,288,074)	(14,473,982)
DECREASE IN NET ASSETS	(2,668,523)	(13,071,927)
NET ASSETS:
Beginning of period	142,002,879	155,074,806
End of period*	$139,334,356	$142,002,879
* Includes undistributed net investment income of:	$518,576	$114,659

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report	9

Statement of cash flows (unaudited)

For the Six Months Ended April 30, 2008

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Dividends and interest received	$2,383,139
Operating expenses paid	(643,542)
Net purchases of short-term investments	(905,000)
Realized gain on foreign currency transactions	823
Realized gain on options	304,323
Realized gain on futures contracts	32,764
Realized gain on swap contracts	15,502
Net change in unrealized depreciation on futures contracts	(66,295)
Net change in unrealized depreciation on swap contracts	(115,502)
Net change in unrealized depreciation on foreign currencies	(785)
Purchases of long-term investments	(131,554,981)
Proceeds from disposition of long-term investments	102,613,710
Premium for written swaps	66,385
Change in receivable from broker - variation margin	(13,482)
Change in payable for open forward currency contracts	186,234
Interest paid	(32,558)
Net Cash Provided By Operating Activities	(27,729,265)
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(3,125,688)
Cost of tendered shares	(7,288,074)
Net receipt from dollar roll transactions	(420,297)
Proceeds from reverse repurchase agreements	39,040,037
Net Cash Flows Used By Financing Activities	28,205,978
NET INCREASE IN CASH	476,713
Cash, Beginning of year	(476,112)
Cash, End of year	$601
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$7,745,239
Accretion of discount on investments	(2,299,284)
Amortization of premium on investments	361,559
Increase in investments, at value	(38,018,035)
Increase in payable for securities purchased	3,680,658
Decrease in dividends and interest receivable	61,112
Decrease in premium for written swaps	(3,116)
Decrease in receivable for securities sold	515,803
Increase in payable for open forward currency contracts	186,234
Decrease in receivable from broker - variation margin	(13,482)
Increase in prepaid expenses	(9,697)
Increase in interest payable	44,163
Increase in accrued expenses	19,581
Total Adjustments	(35,474,504)
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$(27,729,265)

See Notes to Financial Statements.

10	Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31,

UNLESS OTHERWISE NOTED:

	2008†[1]		2007[1]	2006[1]	2005[1]	2004[1,2]
NET ASSET VALUE, BEGINNING OF PERIOD	$18.15		$17.89	$19.22	$19.74	$19.06 [3]
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.47		0.66	0.86	1.00	0.29
Net realized and unrealized gain (loss)	0.52		0.28	(0.55)	(0.34)	0.65
Total income from operations	0.99		0.94	0.31	0.66	0.94
LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)		(0.72)	(1.26)	(1.18)	(0.26)
Net realized gains	—		—	(0.38)	—	—
Return of capital	—		—	(0.04)	—	—
Total distributions	(0.41)		(0.72)	(1.68)	(1.18)	(0.26)
Increase in Net Asset Value due to shares repurchased in tender offer	0.02		0.04	0.04	—	—
Decrease in Net Asset Value due to shares issued on reinvestment of distributions	—		—	—	—	(0.00)[4]
NET ASSET VALUE, END OF PERIOD	$18.75		$18.15	$17.89	$19.22	$19.74
MARKET PRICE, END OF PERIOD	$16.67		$16.16	$15.87	$17.02	$18.60
Total return, based on NAV [5,6]	5.58%		5.65%	1.98%	3.42%	4.97%
Total return, based on market price per share[6]	5.71%		6.51%	2.96%	(2.32)%	(5.70)%
NET ASSETS, END OF PERIOD (000s)	$139,334		$142,003	$155,075	$185,105	$190,115
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.98%[7]		1.45%[8]	3.64%	2.42%	0.89%[7]
Gross expenses, excluding interest expense	0.88	[7]*	0.95 [8]	1.17	1.04	0.87 [7]
Net expenses	0.98	[7]*	1.45 [8,9]	3.64 [9]	2.42	0.89 [7]
Net expenses, excluding interest expense	0.88	[7]	0.94 [8,9]	1.17 [9]	1.04	0.87 [7]
Net investment income	4.74	[7]	3.69	4.75	5.10	3.44 [7]
PORTFOLIO TURNOVER RATE	36%		55%	33%	42%	23%

†  For the six months ended April 30, 2008 (unaudited).

1  Per share amounts have been calculated using the average shares method.

2  For the period May 25, 2004 (inception date) to October 31, 2004.

3  Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

4  Amount represents less than $0.01 per share.

5  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7  Annualized.

8  Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

9  Reflects fee waivers and/or expense reimbursements.

*  The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report	11

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. Current income is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian

12	Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report

delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial futures contracts. The Fund may enter into financial futures contracts typically, but not necessarily, to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and

Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report	13

Notes to financial statements (unaudited) continued

the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the

14	Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report

difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement(s) of Assets and Liabilities. The Fund(s) bear(s) the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(i) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value od the swap, and in certain instances take delivery of the security. As the seller, the Fund would be effectively add leverage to its portfolio because, in addition to its total net asets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement and that there will be unfavorable changes in net interest rates.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation.

Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report	15

Notes to financial statements (unaudited) continued

Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations.

(l) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional

16	Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report

information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(o) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets plus any borrowings, for its services.

Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report	17

Notes to financial statements (unaudited) continued

LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund but is paid by Western Asset for its services to the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$11,743,716	$77,117,657
Sales	766,914	54,433,496

At April 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 6,663,298
Gross unrealized depreciation	(2,640,387)
Net unrealized appreciation	$ 4,022,911

At April 30, 2008, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Libor Futures	38	09/08	$ 8,944,251	$ 8,923,695	$(20,556)
U.S. Treasury 5 Year Notes	103	06/08	11,607,750	11,534,391	(73,359)
					(93,915)
Contracts to Sell:
U.S. Treasury Bonds	10	06/08	$ 1,179,950	$ 1,168,906	$ 11,044
Net unrealized loss on open futures contracts					$(82,871)

18	Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report

Transactions in reverse repurchase agreements for the Fund during the six months ended April 30, 2008 were as follows:

AVERAGE DAILY BALANCE*	WEIGHTED AVERAGE INTEREST RATE*	MAXIMUM AMOUNT OUTSTANDING
$6,769,839	2.240%	$39,040,037

*  Average based on the number of days that the Fund had reversed repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.500% to 4.320% during the six months ended April 30, 2008. Interest expense incurred on reverse repurchase agreements totaled $76,721.

At April 30, 2008, the Fund had the following open reverse repurchase agreements:

FACE AMOUNT	SECURITY	VALUE
$15,332,100	Reverse Repurchase Agreement with Deutsche Bank,, dated 4/8/08 bearing 2.200% to be repurchased at $15,353,650 on 5/1/08, collateralized by: $14,000,000 U.S. Treasury Inflation Indexed Notes, 2.000% due 4/15/12; Market value (including accrued interest) $14,739,596	$15,332,100

13,719,287	Reverse Repurchase Agreement with Deutsche Bank, dated 4/8/08 bearing 2.200% to be repurchased at $13,738,570 on 5/1/08, collateralized by: $13,030,000 U.S. Treasury Inflation Indexed Bonds, 2.000% due 1/15/26; Market value (including accrued interest) $13,029,246	13,719,287

9,988,650	Reverse Repurchase Agreement with Deutsche Bank, dated 4/25/08 bearing 2.000% to be repurchased at $9,991,980 on 5/1/08, collateralized by: $9,000,000 U.S. Treasury Inflation Indexed Notes, 0.875% due 4/15/10; Market value (including accrued interest) $9,125,789	9,988,650
	Total Reverse Repurchase Agreements (Proceeds — $39,040,037)	$39,040,037

During the six months ended April 30, 2008, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS
Options written, outstanding October 31, 2007	—	—
Options written	526	$ 304,323
Options closed	—	—
Options expired	(526)	(304,323)
Options written, outstanding April 30, 2008	—	—

Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report	19

Notes to financial statements (unaudited) continued

At April 30, 2008, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	1,900,000	$2,956,807	5/7/08	$(185,866)
Contracts to Sell:
Euro	1,900,000	2,956,807	5/7/08	$ (6,433)
Euro	1,900,000	2,944,635	8/5/08	6,065
				$ (368)
Net unrealized loss on open forward foreign currency contracts				$(186,234)

At April 30, 2008, the Fund held the following credit default swap contracts:

Swap Counterparty:	Barclays Capital
Effective Date:	9/25/07
Reference Entity:	CDX NA IG.8
Notional Amount:	$7,000,000
Payments Made by Fund:	Payment only if credit event occurs
Payments Received by Fund:	0.35% quarterly
Termination Date:	6/20/12
Unrealized Appreciation/Depreciation	$(133,944)

At April 30, 2008, the Fund held TBA securities with a total cost of $6,442,750.

4. Distributions subsequent to April 30, 2008

On February 15, 2008, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.070 per share payable on May 30, 2008 to shareholders of record on May 23, 2008.

5. Tender offers

During the year ended October 31, 2006, the Fund, in accordance with its tender offer for up to 963,251 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $17.42 per share (98% of the net asset value per share of $17.77 on July 28, 2006). These shares represent 10% of the Fund’s then outstanding shares.

During the year ended October 31, 2007, the Fund, in accordance with its tender offers for up to 433,463 and 411,790 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $17.08 and $17.17 per share, respectively (98% of the net asset values per share of $17.42 on January 17, 2007 and $17.52 on July 23, 2007). These shares represent 5% of the Fund’s then outstanding shares.

20	Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report

During the six months ended April 30, 2008, the Fund, in accordance with its tender offer for up to 391,201 of its issued and outstanding shares of common stock, accepted and made payment of these shares at $18.63 per share (98% of the net asset value per share of 19.01 on January 15, 2008). These shares represent 5% of the Fund’s then outstanding shares.

6. Capital loss carryforward

On October 31, 2007, the Fund had a net capital loss carryforward of approximately $12,098,919, of which $6,198,679 expires in 2014 and $5,900,240 expires in 2015. These amounts will be available to offset like amounts of any future taxable gains.

7. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Western Asset Inflation Management Fund Inc. 2008 Semi-Annual Report	21

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Inflation Management Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreements (the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (together with Western Asset, the “Subadviser”), on an annual basis. At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Fund’s Board, including the Independent Directors, considered the factors below.

22	Western Asset Inflation Management Fund Inc.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the financial resources available to the parent organization of the Manager and Subadviser, Legg Mason, Inc. (“Legg Mason”).

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others. The Board also considered the brokerage policies and practices of the Manager and Subadviser, the standards applied in seeking best execution, the policies and practices of the Manager and Subadviser regarding soft dollars, the use of a broker affiliated with the Manager or the Subadviser, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged closed-end general U.S. government funds, as classified by Lipper, regardless of asset size or primary distribution

Western Asset Inflation Management Fund Inc.	23

Board approval of management and subadvisory agreements (unaudited) continued

channel. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 3-year periods ended June 30, 2007 ranked third among the four funds in the Performance Universe for those periods. The Manager noted that the Subadviser assumed responsibility for the Fund in December 2005. The Manager also observed that the small number of funds in the Performance Universe made meaningful comparisons difficult and the inclusion of a fund that is substantially larger further distorted comparisons. The Board also considered the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance did not support a determination against continuation of the Management Agreement and Sub-advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper for the 1-year period ended June 30, 2007. The Expense Universe consisted of the Fund and all other leveraged and nonleveraged closed-end general U.S. government funds, as classified by Lipper. The Expense Universe consisted of six funds, including the Fund and two other funds managed by Western Asset, with assets ranging from the Fund’s $169.8 million to $1.87 billion.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that, on the basis of common assets only, the Fund’s contractual Management Fee ranked second among the six funds in the Expense Universe; the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager and managers of the other funds in the Expense Group) ranked

24	Western Asset Inflation Management Fund Inc.

fifth among the funds in the Expense Universe; and the Fund’s actual total expenses ranked sixth among the funds in the Expense Universe. The Lipper Expense Information showed that, on the basis of both common and leveraged assets, the Fund’s contractual Management Fee ranked second among the six funds in the Expense Universe; the Fund’s actual Management Fee ranked third among the funds in the Expense Universe; and the Fund’s actual total expenses ranked fifth among the funds in the Expense Universe. The Manager noted that the small number of funds in the Expense Universe, which included two other funds managed by Western Asset, made meaningful comparisons difficult and the varying sizes of the funds in the Expense Universe further distorted comparisons. The Manager noted that investment related expenses, including expenses associated with the use of leverage, are included in total actual expenses and that the Fund’s leverage had been reduced substantially—from 32% to 5%—since the data used for the Lipper Expense Information. Consequently, the Fund’s investment-related total actual expenses had declined significantly in periods subsequent to the Lipper data.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with a report from an outside consultant that had reviewed the Manager’s methodologies. The profitability to the Subadviser was not considered to be a material factor in

Western Asset Inflation Management Fund Inc.	25

Board approval of management and subadvisory agreements (unaudited) continued

the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the fund had increased by 8 per cent over the period covered by the analysis. However, the Board noted that the Manager had implemented a new revenue and cost allocation methodology in 2007 which was used in preparing the profitability analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement. The Board did not consider profitability to the Manager in providing services to the Fund to be such as to support a determination against continuation of the Management Agreement and Sub-Advisory Agreements in light of the nature, scope and quality of such services, but determined that continued monitoring of profitability would be merited at its current level.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements

26	Western Asset Inflation Management Fund Inc.

from Fund counsel and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Inflation Management Fund Inc.	27

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Inflation Management Fund Inc. was held on February 28, 2008, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

NOMINEES	VOTES FOR	VOTES WITHHELD
Riordan Roett	5,045,782	1,364,267
Jeswald W. Salacuse	5,045,782	1,364,267

At April 30, 2008, in addition to Riordan Roett and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken

William R. Hutchinson

28	Western Asset Inflation Management Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions on your Common Shares will be automatically reinvested by American Stock Transfer and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent.

If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer and Trust Company, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

Western Asset Inflation Management Fund Inc.	29

Dividend reinvestment plan (unaudited) continued

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151 or by accessing the Plan Agent’s website at www.amstock.com. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

30	Western Asset Inflation Management Fund Inc.

Western Asset Inflation Management Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners
Daniel P. Cronin	Fund Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb	Subadviser
R. Jay Gerken, CFA	Western Asset Management Company
Chairman
William R. Hutchinson	Custodian
Riordan Roett	State Street Bank and Trust Company
Jeswald W. Salacuse	225 Franklin Street
Boston, Massachusetts 02110
Officers
R. Jay Gerken, CFA	Transfer agent
President and Chief Executive Officer	American Stock Transfer & Trust Company
59 Maiden Lane
Kaprel Ozsolak	New York, New York 10038
Chief Financial Officer and Treasurer
Independent registered public accounting firm
Ted P. Becker	KPMG LLP
Chief Compliance Officer	345 Park Avenue
New York, New York 10154
Robert I. Frenkel
Secretary and Chief Legal Officer	Legal counsel
Simpson Thacher & Bartlett LLP
Thomas C. Mandia	425 Lexington Avenue
Assistant Secretary	New York, New York 10017-3909

Albert Laskaj	New York Stock Exchange Symbol
Controller	IMF

Steven Frank
Controller

Western Asset Municipal High Income Fund Inc.
55 Water Street
New York, New York 10041

Western Asset Inflation Management Fund Inc.

WESTERN ASSET INFLATION MANAGEMENT FUND INC.

55 Water Street

New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Inflation Management Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

WAS04053 6/08 SR08-591

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation Management Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Inflation Management Fund Inc.

Date:	July 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Inflation Management Fund Inc.

Date:	July 1, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
Western Asset Inflation Management Fund Inc.

Date:	July 1, 2008